JOINDER AND FIRST AMENDMENT TO PLEDGE AGREEMENT

THIS JOINDER AND FIRST AMENDMENT, dated as of April 17, 2015 (this “Amendment”), to the Pledge Agreement, dated as of February 28, 2013 (the “Pledge Agreement”) by Hooper Holmes, Inc. (the “Original Pledgor”) in favor of ACF FinCo I LP, as assignee of Keltic Financial Partners II, LP, a Delaware limited partnership (the “Pledgee”), is by and between the Original Pledgor and Hooper Wellness, LLC, a Kansas limited liability company (“Hooper Wellness,” and together with the Original Pledgor, the “Pledgors”) and the Pledgee.
PRELIMINARY STATEMENTS
1.Reference is made to the Loan and Security Agreement, dated as of February 28, 2013 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), between the Pledgee and Original Pledgor.
2.The Pledgee has made advances to the Original Pledgor evidenced by the Note.
3.The Original Pledgor pledged to the Pledgee under the Pledge Agreement certain Pledged Collateral.
4.Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement and the Loan Agreement.
5.Hooper Wellness is executing this Amendment to become a Pledgor under the Pledge Agreement.
6.Hooper Wellness will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement and the other Loan Documents.
Accordingly, the Pledgee and the Pledgors agree as follows:
Section 1.The Disclosure Schedule of the Pledge Agreement is amended and restated as set forth on Schedule A attached hereto.
Section 2.    Hooper Wellness, by its signature below, becomes a Pledgor under the Pledge Agreement, in combination with the Old Pledgor, with the same force and effect as if originally named therein as a Pledgor, and Hooper Wellness hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. In furtherance of the foregoing, Hooper Wellness does hereby create and grant to the Pledgee (and its successors and assigns), for the benefit of the Pledgee (and its successors and assigns), a security interest in and lien on all of its right, title and interest in and to the pledged membership interests in Jefferson Acquisition, LLC specified in Schedule A attached hereto. Each reference to a

“Pledgor” in the Pledge Agreement shall be deemed to mean Hooper Wellness and the Original Pledgor. The Pledge Agreement is hereby incorporated herein by reference.
Section 3.    Each of the Pledgors represents and warrants to the Pledgee that (i) this Amendment has been duly authorized, executed and delivered by each Pledgor and constitutes each Pledgor’s legal, valid and binding obligation, enforceable against such Pledgor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and (ii) the representations and warranties made by the Original Pledgor under the Pledge Agreement are true and correct as they relate to Hooper Wellness on and as of the date hereof and are hereby deemed repeated by Hooper Wellness as if set forth in full herein.
Section 4.    This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment shall become effective when the Pledgee shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Pledgors. Delivery of an executed signature page to this Amendment by messenger, facsimile, certified U.S. mail with return receipt request, or nationally recognized overnight courier with receipt requested shall be as effective as delivery of a manually executed counterpart of this Amendment.
Section 5.    Except as expressly supplemented and amended hereby, the Pledge Agreement shall remain in full force and effect.
Section 6.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Section 7.    If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties hereto shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 8.    All communications and notices hereunder shall be in writing and given as provided in Section 12(d) of the Pledge Agreement. All communications and notices hereunder to Hooper Wellness shall be given to it at the address set forth under its signature below.
Section 9.    The Pledgors agrees to reimburse the Lender for its costs and expenses in connection with this Amendment, including the fees, disbursements and other charges of counsel for the Lender.

Section 10.    THIS AMENDMENT, THE PLEDGE AGREEMENT, AND THE OTHER LOAN DOCUMENTS ARE THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN THE PARTIES. THIS AMENDMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL AGREEMENT OR OF ANY CONTEMPORANEOUS ORAL AGREEMENT BETWEEN THE PARTIES. ANY AND ALL SUCH PRIOR OR CONTEMPORANEOUS ORAL AGREEMENTS ARE EXPRESSLY SUPERSEDED BY THIS AMENDMENT.
THE PARTIES TO THIS AMENDMENT HEREBY ACKNOWLEDGE AND AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES EXISTS.

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Section 11.

IN WITNESS WHEREOF, Hooper Wellness, the Original Pledgor and the Pledgee have duly executed this Amendment as of the day and year first above written.

NEW PLEDGOR:

HOOPER WELLNESS, LLC

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title: President

ORIGINAL PLEDGOR:

HOOPER HOLMES, INC.

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title:    President

PLEDGEE:

ACF FINCO I LP, as assignee of Keltic Financial Partners II, LP

By: /s/ Oleh Szczupak
Name: Oleh Szczupak
Title: Vice President

ACKNOWLEDGMENT AND CONSENT
Each of the undersigned hereby acknowledges receipt of a copy of the Joinder and First Amendment to the Pledge Agreement dated as of February 28, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Pledge Agreement”), among Hooper Holmes, Inc., a New York corporation, Hooper Wellness, LLC, a Kansas limited liability company and Keltic Financial Partners II, LP. Each of the undersigned shall be bound by and comply with the terms of the Pledge Agreement insofar as such terms are applicable to the undersigned.

HOOPER DISTRIBUTION SERVICES, LLC

By: Hooper Homes, Inc., its sole Manager

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title:    President of Hooper Holmes, Inc.

HOOPER INFORMATION SERVICES, INC.

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title:     President

MID-AMERICA AGENCY SERVICES, INCORPORATED

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title:     President

HOOPER WELLNESS, LLC

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title:    President

JEFFERSON ACQUISITION, LLC

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title:     President

HOOPER KIT SERVICES, LLC,
formerly known as Heritage Labs International, LLC

By: Hooper Homes, Inc., its sole Member

By: /s/ Henry E. Dubois
Name: Henry E. Dubois
Title:     President of Hooper Holmes, Inc.

SCHEDULE A TO
JOINDER AND FIRST AMENDMENT TO PLEDGE AGREEMENT

DISCLOSURE SCHEDULE
Pledged Collateral

Issuer	Pledgor	Type or Class of Interest Pledged	Certificate No.	No. of Shares or Units	Percentage of Total Outstanding Shares or Units
Jefferson Acquisition, LLC (a wholly-owned subsidiary of Hooper Wellness, LLC)	Hooper Wellness, LLC	Common membership units	N/A	TBD	100%
Hooper Wellness, LLC (a wholly-owned subsidiary of Hooper Holmes, Inc.)	Hooper Holmes, Inc.	Common Membership units	N/A	TBD	100%

Hooper Distribution Services, LLC (a wholly-owned subsidiary of Hooper Holmes, Inc.)	Hooper Holmes, Inc.	Common membership units	1	100	100%
Hooper Kit Services, LLC, f/k/a Heritage Labs International, LLC (a wholly-owned subsidiary of Hooper Holmes, Inc.)	Hooper Holmes, Inc.	Common membership units	N/A	100	100%

Hooper Information Services, Inc. (a wholly-owned subsidiary of Hooper Holmes, Inc.)	Hooper Holmes, Inc.	Common Stock	1	100	100%
Mid-America Agency Services, Incorporated (a wholly-owned subsidiary of Hooper Holmes, Inc.)	Hooper Holmes, Inc.	Common Stock	21	797	100%

[Signature page to Joinder and First Amendment to Pledge Agreement]